UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Employment Agreement described under Item 5.02 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the form of Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2017, VAALCO Energy, Inc. (the “Company”) announced the appointment of Philip Patman, Jr. as its Chief Financial Officer (principal financial officer), effective April 17, 2017.

Mr. Patman, age 48,  has over 20 years of experience in the oil, gas and other energy industry in key roles including finance, business development, and legal management. Prior to joining VAALCO, from 2012 to 2016, Mr. Patman served as Senior Vice President of Business Development, The Americas, for Thailand's National Oil Company: PTT Exploration and Production Public Company Limited (PTTEP). While at PTTEP, he led the company's E&P mergers and acquisitions activities in the US, Canada, and to a lesser extent, Brazil. These activities involved multiple deal structures and tax regimes, and frequently required assessments of the impacts to complex financial statements and the interplay between US GAAP reporting requirements and IFRS reporters such as PTTEP. Mr. Patman also served as Managing Director, Mergers & Acquisitions (Asia) for The AES Corporation from 2010 to 2011, where he led a team focused on acquisitions and sales of single and multiple-asset portfolios of Asian independent power plants.  He also served as Principal, Global Infrastructure, for Darby Private Equity, a unit of Franklin Templeton Investments, from 2007 to 2010, with a specific focus on Asian infrastructure, including energy systems and other fee-generating infrastructure assets. Before that, Mr. Patman was Director, Business Development, Asia, for Globeleq Ltd. from 2004 to 2007 where he made acquisitions and divestitures; he also served on boards of directors of holding and subsidiary companies owned in part by Globeleq, and, as part of executing board decisions, had responsibility for approving financial statements. He also served as a Professional Consultant, LNG and Natural Gas, for Marathon Oil from 2002 to 2004, where he advised on the development of Marathon's Equatorial Guinea LNG liquefaction facility. Earlier in his career, he was a Director, Business Development for Enron Corp. from 1997 to 2001, with a primary focus on project financed gas-fueled IPPs in Asia. Mr. Patman began his career as a lawyer in private practice in Houston, from 1993 to 1997.  He earned a J.D. from the University of Houston Law Center and a B.A. in the Plan II Honors Program from the University of Texas at Austin.

Mr. Patman’s annual base salary is $325,000, and his 2017 annual cash bonus opportunity is targeted at 75% of his base salary. Mr. Patman received a sign-on award of 105,794 shares of restricted common stock, which will vest in three equal installments on the first three anniversaries of the date of grant, and 186,706 time-vested stock options, which will also vest in three equal installments on the first three anniversaries of the date of grant, each subject to his continued employment with the Company. The exercise price of the options is the closing price of the Company’s stock on the date of grant. Mr. Patman is also eligible for future awards under the Company’s 2014 Long-Term Incentive Plan, with a target annual award equal to 125% of his annual base salary.

There are no understandings or arrangements between Mr. Patman and any other person pursuant to which he was selected to serve as the Chief Financial Officer of the Company. There are no relationships between Mr. Patman and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

A copy of the press release naming Mr. Patman as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, the Company has entered into an employment agreement with Mr. Patman (the “Employment Agreement”), effective April  17, 2017, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.1. The initial term of the Employment Agreement commenced on April 17, 2017 and ends on December 31, 2017, subject to earlier termination upon notice or certain other conditions, and will be extended for successive one-year terms if neither party gives the other party notice of their intention to terminate the Employment Agreement 60 days’ prior to the end of the term.

The Employment Agreement will provide Mr. Patman with certain severance benefits if his employment is terminated due to death or disability, by the Company without Cause (as defined in the Employment Agreement), or by Mr. Patman for Good Reason (as defined in the Employment Agreement), including in connection with a Change in Control (as defined in the Employment Agreement). Specifically, the Employment Agreement will provide that, upon a termination of Mr. Patman’s employment by the Company without Cause, by Mr. Patman for Good Reason, or due to Mr. Patman’s death or disability, Mr. Patman will receive, among other benefits, a cash severance payment at least equal to fifty percent (50%) of his annual base salary then in effect plus fifty percent (50%) of the greater of (i) his average annual bonus paid or payable for the preceding two calendar years and (ii) the annual bonus for the calendar year in which the termination occurs (prorated for the portion of the year actually worked). In addition, if Mr. Patman’s employment is terminated by the Company without Cause, by Mr. Patman for Good Reason, or due to Mr. Patman’s death or disability, in each case within one year following a Change in Control, then the Company shall provide Mr. Patman with a cash severance payment at least equal to one hundred percent (100%) of his annual base salary then in effect plus one hundred percent (100%) of the greater of (i) his average annual bonus paid or payable for the preceding two calendar years and (ii) the annual bonus for the calendar year in which the termination occurs (prorated for the portion of the year actually worked).

The summary herein is qualified in its entirety by reference to Mr. Patman’s Form of Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

With the appointment of Mr. Patman as Chief Financial Officer, Mr. Patman is the Company’s principal financial officer, and Ms. Elizabeth D. Prochnow ceases to be the principal financial officer; however, as Controller and Chief Accounting Officer, Ms. Prochnow continues to serve as the Company’s principal accounting officer.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Form of Employment Agreement, effective April 17, 2017, between VAALCO Energy, Inc. and Philip Patman, Jr.
99.1	Press Release, dated April 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: April 18, 2017	By:	/s/ Elizabeth D. Prochnow
Elizabeth D. Prochnow Controller and Chief Accounting Officer

Exhibit Index

4
Exhibit Number	Description
10.1	Form of Employment Agreement, effective April 17, 2017, between VAALCO Energy, Inc. and Phil Patman Jr.
99.1	Press Release, dated April 17, 2017